                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement.       [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)).
     [X] Definitive Proxy Statement.

     [ ] Definitive Additional Materials.

     [ ] Soliciting Material Pursuant to Section 240.14a-12


                                 Tricell, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:


--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3) Filing Party:


--------------------------------------------------------------------------------
     (4) Date Filed:


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
                                  TRICELL, INC.
                        6 HOWARD PLACE, STROKE-ON-TRENT,
                      STAFFORDSHIRE ST1 4NQ UNITED KINGDOM

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2005

                            -------------------------

                              TO OUR SHAREHOLDERS:

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF THE SHAREHOLDERS OF TRICELL, INC. (HEREINAFTER REFERRED TO AS THE "COMPANY"), TO BE HELD ON TUESDAY, JUNE 21, 2005 AT 11:00 A.M. LOCAL TIME AT THE QUALITY INN, 66 TRINITY STREET, HANLEY, STOKE-ON-TRENT, STAFFORDSHIRE, ST1 5NB FOR THE FOLLOWING
PURPOSES:

      1.    PROPOSAL NO. 1:  TO ELECT THE BOARD OF DIRECTORS, EACH TO SERVE
                             UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFY;

      2. TO CONSIDER AND VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      THE COMPLETE TEXT OF THESE PROPOSALS AND THE REASONS YOUR DIRECTORS HAVE PROPOSED THEIR ADOPTION ARE CONTAINED IN THE PROXY STATEMENT, AND YOU ARE URGED TO CAREFULLY STUDY THEM. IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE RESPECTFULLY REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" PROPOSAL NUMBER 2. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON. PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY'S EXPENSES IN THIS MATTER.

      ONLY SHAREHOLDERS OF RECORD AS SHOWN ON THE BOOKS OF THE COMPANY AT THE CLOSE OF BUSINESS ON JUNE 2, 2005 WILL BE ENTITLED TO VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. A LIST OF THE COMPANY'S SHAREHOLDERS ENTITLED TO NOTICE OF, AND TO VOTE AT, THE ANNUAL MEETING WILL BE MADE AVAILABLE DURING REGULAR BUSINESS HOURS AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES AT 6 HOWARD PLACE, STROKE-ON-TRENT, STAFFORDSHIRE, ST1 4NQ UNITED KINGDOM FROM THE DATE OF THIS NOTICE FOR INSPECTION BY ANY SHAREHOLDER FOR ANY PURPOSE GERMANE TO THE ANNUAL MEETING.

      THE ANNUAL MEETING MAY ADJOURN FROM TIME TO TIME WITHOUT NOTICE OTHER THAN BY ANNOUNCEMENT AT THE ANNUAL MEETING, OR AT ANY ADJOURNMENTS THEREOF, AND ANY AND ALL BUSINESS FOR WHICH THE ANNUAL MEETING IS HEREBY NOTICED MAY BE TRANSACTED AT ANY SUCH ADJOURNMENTS.


      BY ORDER OF THE BOARD OF DIRECTORS,
      ANDRE SALT, CHIEF EXECUTIVE OFFICER


                                  June 9, 2005

                                  TRICELL, INC.
                        6 HOWARD PLACE, STROKE-ON-TRENT,
                      STAFFORDSHIRE ST1 4NQ UNITED KINGDOM

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2005

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      This Proxy Statement is being furnished to shareholders of Tricell, Inc. (the "Company") in connection with the Board of Director's solicitation of proxies for use at the annual meeting of shareholders to be held on June 21, 2005, and at any adjournment of that meeting (the "Annual Meeting"). The first date on which this Proxy Statement and the form of Proxy are first being mailed to shareholders of the Company is on or about June 11, 2005.

      The Board of Directors has fixed June 2, 2005 as the record date for determining shareholders who are entitled to vote at the Annual Meeting. At the close of business on June 2, 2005, the Company had issued and outstanding 123,295,877 shares of common stock (the "Common Stock"), held of record by approximately 67 shareholders and held in street name by approximately 281 shareholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the Annual Meeting.

      The Company will not solicit proxies personally, by telephone or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder's receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies will be borne by the Company.

      All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting (as referenced, this handling should be indicated on the proxy itself). The management of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the person named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a shareholder at any time before it is exercised by giving written notice to that effect to the Corporate Secretary of the Company or by voting in person at the Annual Meeting.

      The presence in person or by executed proxy of the holders of a majority of the aggregate voting power represented by the shares of Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will not be counted as votes "for" or "against" the proposals, and will not be counted as shares voted on such matter.

      The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals, but will not affect the election of directors.

      The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the Board of Directors.

      Management of the Company has been informed by the executive officers and directors of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR the nominees. Together, such parties and proxies represent approximately 19.6% of the votes eligible to be cast at the Annual Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information concerning the ownership of the Company's Common Stock as of June 2, 2005, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. As of March 2, 2005, there were 123,295,877 shares of Common Stock issued and outstanding.



       Title of Class             Name and Address of Beneficial Owner       Amount and Nature of      Percent of
                                                                             Beneficial Ownership         Class
--------------------------------------------------------------------------------------------------------------------
                                    Executive Officers and Directors
--------------------------------------------------------------------------------------------------------------------
                                               Andre Salt
        Common Stock                   39 Uttoxeter Road, Longton                 24,225,000              19.6%
     ($0.001) par value                 Stoke-on-Trent, ST3 1NT
                                             United Kingdom
--------------------------------------------------------------------------------------------------------------------

        Common Stock                Directors and Executive Officers              24,225,000              19.6%
     ($0.001) par value                        as a Group
                                            (1 individuals)
--------------------------------------------------------------------------------------------------------------------

                           EQUITY COMPENSATION PLANS

                                 Number of securities to       Weighted average
                                 be issued upon exercise      exercise price of       Number of securities
                                 of outstanding options,     outstanding options,      remaining available
        Plan category            warrants and rights (a)   warrants and rights (b)   for future issuance (c)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans                   0                         0                         0
   approved by security
   holders
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not               0                         0                         0
   approved by security
   holders
--------------------------------------------------------------------------------------------------------------------
Total                                       0                         0                         0
--------------------------------------------------------------------------------------------------------------------


            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      Our common stock was approved for trading by the NASD under the symbol "FFGF" on the OTC Bulletin Board in 2001. On July 28, 2003, our symbol was changed to "TCLL" to reflect our name change to Tricell, Inc. Because no meaningful trading market for our common stock occurred until the fourth quarter of 2003, the table below sets forth the high and low sale prices for our common stock for only that quarter.

      The quotations below reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions. All figures reflect a twenty-for-one (20-for-1) forward stock split which became effective on July 22, 2003.

Year     Quarter    High    Low
2003     Fourth*    $2.05   $1.20

2004     First      $1.99   $1.20
         Second     $1.60   $0.39
         Third      $0.60   $0.30
         Fourth     $0.60   $0.15

      *Note that trading in our common stock on the OTC BB did not begin until approximately October 1, 2003.

      Additionally, we began trading on the Pink Sheets on May 22, 2005, although we expect to resume our OTCBB listing as soon as possible.

Shareholders

      At the close of business on June 2, 2005, 2005, the Company had issued and outstanding 123,295,877 shares of common stock (the "Common Stock"), held of record by approximately 67 shareholders and held in street name by approximately 281 shareholders.

Dividends on the Common Stock

      The Company has not declared a cash dividend on its common stock in the last two fiscal years and the Company does not anticipate the payment of future dividends. There are no other restrictions that currently limit the Company's ability to pay dividends on its common stock other than those generally imposed by applicable state law.

                              FINANCIAL STATEMENTS

      The Company's financial statements together with the report thereon of Berenfeld, Spritzer, Shechter & Sheer, P.C, for the fiscal year ended December 31, 2004 are incorporated herein by reference.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors has determined that there will be three (3) directors of the Company elected at the Annual Meeting. The Board of Directors has nominated Andre Salt, Paul Mark Langley and Nicholas Topham as directors of the Company and Andre Salt as Chairman of the Board of Directors of the Company. In the absence of other instructions, the proxies will be voted for each of the individuals named, each of whom the Board proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors.

      THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

      The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

ABOUT THE DIRECTORS

      Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, presuming election of the nominees named below. All Directors of the Company will hold office until the next annual meeting of shareholders of the Company or until successors are duly elected and qualified.

Name                   Age     Position
-----------------      ---     -------------------------------------------------
Andre Salt             30      Chief Executive Officer and Chairman of the Board
Paul Mark Langley      42      Director
Nicholas Topham        47      Director

      ANDRE SALT was appointed Chief Executive Officer of the Company on July 11, 2003. Mr. Salt had served previously as managing director of Tricell UK Limited since October 1999 before moving to his current position with us. He previously served as managing director of Tricell Limited from December 2001 to December 2003. Prior to working with Tricell, Mr. Salt served as a key account sales manager for Cellular Cellstar from 1997 to 1999. He also worked as a salesman for The Caudwell Group from 1995 to 1997.

      PAUL MARK LANGLEY previously served as director of Deutsche Bank from 1995 to December 2004. He worked as a Floor Manager for Merrill Lynch from 1989 to 1995. He worked as an Assistant Floor Manager for Midland Montagu, now HSBC Bank, from 1984 to 1989. He also worked as a Commodity Trader for Woodhouse, Drake & Carey from 1980 to 1984.

      NICHOLAS TOPHAM Nicholas is managing director of Telco Resource Ltd. He previously served a founder and chief executive officer of Equitel Communications since 1999. Prior to founding Equitel, he was the Director of Global Communications and Entertainment practice group at Arthur Anderson for two years. Prior to joining Arthur Anderson, Mr. Topham was a principal advisor at Maltacom. He holds a bachelors degree in Bio-Medical Electronics, and a Masters in Telecommunications Business from University College London.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board held six (6) meetings during fiscal 2004. All of the directors attended all of the meetings of the Board of Directors during fiscal 2004. The Company does not have a nominating committee, audit committee or compensation committee of the Board of Directors, although we expect to establish all such committees in 2005.

DIRECTORS' COMPENSATION

      All Directors are reimbursed for out-of-pocket expenses incurred in connection with the Company's business, but are not compensated for attending meetings.

                               EXECUTIVE OFFICERS

      The Officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their death, or until they resign or have been removed.

Name                   Age             Position
-----------------      ---             -----------------------------------------
Jeff Nunn              38              Managing Director of Tricell Distribution

      JEFF NUNN was appointed Managing Director of the Tricell Distribution Ltd. on February 16, 2004. Mr. Nunn had served previously as Channel Manager of Fone Logistics before moving to his current position with us. He previously served as Key Account Manager with 20:20 Logistics and Business Development Manager for Elite Business Systems.

Compliance with Section 16(a) of the Exchange Act

      Based solely upon a review of forms 3, 4 and 5 furnished to the Company, all required forms were filed in a timely manner. The Company is not aware of any other person who at any time during the fiscal year ended December 31, 2004, was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

                         COMPENSATION AND OTHER BENEFITS

EXECUTIVE COMPENSATION

      No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the fiscal years 2004, 2003 and 2002, other than our CEO in 2003. The following table provides summary information for the years 2004, 2003 and 2002 concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officer.

                           SUMMARY COMPENSATION TABLE


                                                                Annual Compensation
--------------------------------------------------------------------------------------------------------
              Name and Principal Position                  Year               Annual Compensation
                                                                                  Salary ($)
--------------------------------------------------------------------------------------------------------
                  Andre Salt, CEO                          2004                    $250,000*
--------------------------------------------------------------------------------------------------------
                  Andre Salt, CEO                          2003                   $163,300**
--------------------------------------------------------------------------------------------------------
             David Knapfel, President                      2003                      - 0 -
--------------------------------------------------------------------------------------------------------
             David Knapfel, President                      2002                      - 0 -
--------------------------------------------------------------------------------------------------------

*     Mr. Salt has not been compensated for services rendered in 2004.
** This salary compensation was for the period of July 1, 2003 through December 31, 2003.


                                                                                  Award Payouts
----------------------------------------------------------------------------------------------------------------------
Name and Principal            Year      Restricted Stock         Securities               LTIP          All Other
Position                                  Award (s) ($)          Underlying           Payouts ($)   Compensation ($)
                                                              Options/SARS (#)
----------------------------------------------------------------------------------------------------------------------
Andre Salt, CEO               2004              0                    0                   0                  0
----------------------------------------------------------------------------------------------------------------------
Andre Salt, CEO               2003              0                    0                   0                  0
----------------------------------------------------------------------------------------------------------------------
David Knapfel, President      2003              0                    0                   0                  0
----------------------------------------------------------------------------------------------------------------------
David Knapfel, President      2002              0                    0                   0                  0
----------------------------------------------------------------------------------------------------------------------

Employee Agreements

      We have not entered into any employment agreements.

Director Compensation

      The Company's directors are not compensated for any board meetings they attend.

Compensation Committee Interlocks and Insider Participation

      We did not have a board compensation committee or other board committee performing equivalent functions in 2004 because we did not have any independent directors. We are in the process of searching for independent directors. Andre Salt, our CEO and Chairman, and Tom Adams, a former director, were our executive officers who participated in deliberations of the registrant's board of directors concerning executive officer compensation during 2004.

      Due to the financial difficulties we have experienced over the past two years, Andre Salt is still owed past salary accrued for services rendered, which currently totals $169,977 dollars. Following our annual meeting, the Company's Board of Directors intends to address the issue of compensating Mr. Salt for the past salary he is due.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On February 14, 2005, Tricell Distribution entered a loan agreement with Telco Invest Limited ("Telco") establishing a line of credit worth two million pounds to be accessible by Tricell. Andre Salt, our Chief Executive Officer, owns 50% of Telco. This line of credit is essential to Tricell as it allows us to trade our products in the various markets we conduct our operations in, which is currently being done via our subsidiary, Tricell Distribution. This line of credit is essential to Tricell and we would not be able to operate as a going concern without access to the funds made available by this line of credit. As consideration for the line of credit, we agreed to pay Telco a funding charge equal to 50% of gross profit together with any penalties for late payments. Because of the prohibitive cost of funding capital acquisitions via the Telco line of credit, we hope to be able to fully finance all of our operations using revenues generated by the fourth quarter of 2005.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      We are currently pursuing a new independent auditor who will be responsible for our audit services for the fiscal year ending December 31, 2005. The new auditor will replace Berenfeld, Spritzer, Shechter & Sheer, CPA as the Company's auditor.

Audit Fees

      The aggregate fees billed by Berenfeld, Spritzer, Shechter & Sheer, CPA for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years was $170,000.

Audit-Related Fees

      Berenfeld, Spritzer, Shechter & Sheer, CPA did not render any professional services for assurance and related services that are reasonably related to the performance of the audit or review of the registrant's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003.

Tax Fees

      Berenfeld, Spritzer, Shechter & Sheer, CPA did not render any professional services for tax compliance, tax advice, or tax planning during 2004.

All Other Fees

      The aggregate fees billed by Berenfeld, Spritzer, Shechter & Sheer, CPA for services rendered to the Company, other that the services described under "Audit Fees" and "Audit-Related Fees" and "Tax Fees" amount to $0 and $0 for the fiscal years December 31, 2004 and 2003, respectively. The Company does not have an audit committee


                                 OTHER BUSINESS

      The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgment on such matters.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

      Proposals of shareholders that are intended to be presented at the Company's next Annual Meeting must be received by the Company no later than February 1, 2006 in order to be included in the proxy statement and proxy relating to the meeting.

      The person presiding at the next annual meeting may refuse to permit to be brought before the meeting any shareholder proposal not made in compliance with Rule 14a-8, under the Securities and Exchange Act of 1934, as amended.


                                  ANNUAL REPORT

      THE COMPANY IS PROVIDING TO EACH SHAREHOLDER OF RECORD AS OF JUNE 2, 2005, A COPY OF THE COMPANY'S FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, FOR THE YEAR ENDING DECEMBER 31, 2004. A COPY OF ANY EXHIBIT TO THE COMPANY'S FORM 10-KSB MAY ALSO BE OBTAINED FROM THE COMPANY AT NO CHARGE UPON WRITTEN REQUEST FOR EACH SUCH EXHIBIT REQUESTED. SUCH WRITTEN REQUESTS SHOULD BE SENT TO JEFF NUNN, TRICELL, INC., 6 HOWARD PLACE, STROKE-ON-TRENT, STAFFORDSHIRE ST1 4NQ UNITED KINGDOM


      BY THE ORDER OF THE BOARD OF DIRECTORS:

      /s/ Andre Salt
      -----------------------------------
      Andre Salt, Chief Executive Officer
      June 9, 2005

                                  TRICELL, INC.
                        6 HOWARD PLACE, STROKE-ON-TRENT,
                      STAFFORDSHIRE ST1 4NQ UNITED KINGDOM

                                   ***PROXY***

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Andre Salt as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held Tuesday, June 21, 2005 at 11:00 a.m., at the Quality Inn, 66 Trinity Street, Stoke-on-trent, Staffordshire, ST1 5NB, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Shareholders dated June 9, 2005, and the accompanying Proxy Statement of the Company.

   1.  ELECTION OF THE BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL
       SHAREHOLDERS MEETING.
       [ ] For all nominees listed below (except as marked to the contrary)

                            For the nominee    Against the nominee    Abstain
       1. Andre Salt             [ ]                   [ ]              [ ]
       2. Paul Langley           [ ]                   [ ]              [ ]
       3. Nicholas Topham        [ ]                   [ ]              [ ]

   2. ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

       [ ]  For Proposal 2   [ ]  Against Proposal 2    [ ] Abstain

      In His Discretion, the Proxy Is Authorized to Vote upon Such Other Business That May Properly Come Before the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS. Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If you have had a change of address, please print or type your new address here:

DATED                        , 2005
      -----------------------


------------------------------    --------------------    ----------------------
PLEASE PRINT OR TYPE YOUR NAME    SIGNATURE               NUMBER OF SHARES VOTED

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY TO THE ADDRESSEE IN THE ENCLOSED STAMPED ENVELOPE.